SUPPLEMENT DATED AUGUST 22, 2019

TO THE PACIFIC FUNDSSM PROSPECTUS DATED AUGUST 1, 2019

FOR CLASS A, CLASS C, CLASS I AND ADVISOR CLASS SHARES

This supplement revises the Pacific FundsSM prospectus dated August 1, 2019 for Class A, Class C, Class I and Advisor Class Shares (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The change within this supplement is effective as of the date of this supplement. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Change to the Overview of the Share Classes section

In the Share Class Eligibility subsection, the following is added as the last sentence of the first paragraph under Advisor Class Shares.

Advisor Class shares may also be available on certain brokerage platforms. Investors buying or selling Advisor Class shares through a broker acting as an agent for the investor may be required to pay commissions and/or other charges to the broker.